                               GROUP VEL ACCOUNT
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 1999

The following is added as the second paragraph under CHARGES AND DEDUCTIONS:

Upon full surrender of the Policy within the first three policy years, in certain situations the Company will, upon written request, refund a percentage of that portion of the previously paid Premium Expense Charge that exceeded our local, state and federal tax expenses. In the first Policy year, the amount of the refund is 100% of the portion of the previously paid Premium Expense Charge that exceeded our local, state, and federal tax expenses, 70% in the second Policy year, and 35% in the third Policy year. The following conditions apply:

    - The original owner of the Policy and certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;

    - The request to surrender the Policy and all certificates thereunder must be received prior to the end of the third Policy year; and

    - The Policy and certificates have not been exchanged to another carrier.

                                                  SUPPLEMENT DATED JUNE 21, 1999